UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2020

Checkpoint Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38128	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CKPT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On December 17, 2020, Checkpoint Therapeutics, Inc. (the “Company”) launched an at-the-market offering (the “Offering”) of up to $100,000,000 of shares of the Company’s common stock, par value $0.0001 per share, pursuant to a Controlled Equity OfferingSM Sales Agreement by and among the Company, Cantor Fitzgerald & Co., Ladenburg Thalmann & Co. Inc. and H.C. Wainwright & Co., LLC (the “Agents”), dated November 9, 2017 (the “Sales Agreement”).

Sales of the Company’s common stock through the Agents, if any, will be made by any method permitted that is deemed an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. The Agents will use commercially reasonable efforts consistent with their normal trading and sales practices. Each time that the Company wishes to issue and sell the Company’s common stock under the Sales Agreement, the Company will notify an Agent of the number or dollar value of shares to be issued, the dates on which such sales are anticipated to be made, any minimum price below which sales may not be made and other sales parameters as the Company deems appropriate. The Company is not obligated to sell any shares of its common stock under the Sales Agreement.

Pursuant to the Sales Agreement, the Company will pay the Agents a commission rate of up to 3.0% of the gross proceeds from the sale of any shares of common stock sold through the Agents under the Sales Agreement.

The Sales Agreement includes customary representations, warranties, conditions, covenants, and indemnification rights and obligations of the Company and the Agents. The summary of the Sales Agreement set forth above does not purport to be complete and is subject to and is qualified in its entirety by reference to the text of such Sales Agreement, which was filed as Exhibit 1.2 on our Form S-3 on November 9, 2017 and is incorporated by reference herein.

Alston & Bird LLP, counsel to the Company, delivered an opinion as to the validity of the Offering, a copy of which is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
5.1	Opinion of Alston & Bird LLP.
23.1	Consent of Alston & Bird LLP (included in the opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2020	Checkpoint Therapeutics, Inc.
(Registrant)

	By	/s/ James F. Oliviero
James F. Oliviero
President and Chief Executive Officer